UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 29, 2022
Date of Report (Date of Earliest Event Reported)
HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road, Palo Alto, California		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events

On March 29, 2022, HP Inc. (the “Company” or “HP”) launched and priced an offering of (i) $1,000,000,000 aggregate principal amount of 4.000% notes due 2029 (the “2029 Notes”) and (ii) $1,000,000,000 aggregate principal amount of 4.200% notes due 2032 (the “2032 Notes” and, the 2032 Notes together with the 2029 Notes, the “Notes”).  The offering closed on March 31, 2022.  The Notes were registered under the Securities Act, pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-235474) filed with the Securities and Exchange Commission on December 12, 2019, as amended by Post-Effective Amendment No. 1 thereto dated December 9, 2020, and Post-Effective Amendment No. 2 thereto dated December 10, 2020 (as so amended, the “Registration Statement”).  The Notes were issued pursuant to the Indenture, dated as of June 17, 2020 (as amended and supplemented from time to time, the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”).

In connection with the offer and sale of the Notes, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) among the Company, BNP Paribas Securities Corp., BofA Securities, Inc., Goldman Sachs & Co. LLC and HSBC Securities (USA) Inc., as representatives of the several underwriters named therein. The Underwriting Agreement is attached hereto as Exhibit 1.1.

The Indenture has been filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K and is incorporated herein by reference. A form of each series of the Notes is attached hereto as Exhibits 4.2 and 4.3.  The Company’s officers’ certificate, dated March 31, 2022 (the “301 Officers’ Certificate”), authorizing the terms of the Notes pursuant to Section 301 of the Indenture, is attached hereto as Exhibit 4.4.  In connection with the issuance of the Notes, Gibson, Dunn & Crutcher LLP has provided a legal opinion and consent, which are attached hereto as Exhibits 5.1 and 23.1, respectively.

On March 29, 2022, the Company issued a press release announcing the pricing of the offering of the Notes.  A copy of the news release announcing the pricing of the offering of the Notes, which describes the offering of the Notes in greater detail, is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Item 9.01.          Financial Statements and Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement dated March 29, 2022, by and among the Company, BNP Paribas Securities Corp., BofA Securities, Inc., Goldman Sachs & Co. LLC and HSBC Securities (USA) Inc.
4.1
Indenture, dated as of June 17, 2020, between HP Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed on June 17, 2020).

4.2	Form of 4.000% notes due 2029.
4.3	Form of 4.200% notes due 2032.
4.4	Officers’ Certificate, dated March 31, 2022, delivered pursuant to Section 301 of the Indenture.
5.1	Opinion of Gibson, Dunn & Crutcher LLP.
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto).
99.1	HP Inc. News Release, dated March 29, 2022.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: March 31, 2022	By:	/s/ RICK HANSEN
	Name:	Rick Hansen
	Title:	Deputy General Counsel, Corporate and Corporate Secretary